Exhibit 10.25

THIS DRAWDOWN PROMISSORY NOTE HAS NOT BEEN REGISTERED, INCLUDING UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT, AND (2) SUBJECT TO THE PROVISIONS OF ANY OTHER APPLICABLE LAW AND OF THE THEN CURRENT BY-LAWS AND CERTIFICATE OF INCORPORATION OF THE COMPANY.

DRAWDOWN PROMISSORY NOTE

Up to $3,000,000

July 29, 2021

FOR VALUE RECEIVED, the undersigned, Marpai, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of Hillcour Investment Fund LLC (the “Lender”), the unpaid principal balance of the Drawdowns (as defined below), together with interest thereon which shall accrue at a rate equal to six percent (6%) per annum.  All payments on this Drawdown Promissory Note (this “Note”) shall be due and payable in lawful money of the United States of America.

1.   Purpose of Note. This Note evidences, and is given in consideration of, a loan in the principal amount of up to three million dollars ($3,000,000). This is a revolving credit facility and unless extended or renewed shall be payable in full on the Maturity Date (defined below).

2.   Drawdown Requests. If no Event of Default has occurred and is continuing, the principal of this Note may be drawn down from time to time (the “Drawdowns”) prior to the Maturity Date (as defined below), upon written request from the Company to Lender (each, a “Drawdown Request”), which Drawdown Request must state the amount to be drawn down. If no Event of Default has occurred and is continuing, Lender shall fund each Drawdown Request within five (5) Business Days (as defined below) after receipt of a Drawdown Request; provided, however, that the maximum amount of Drawdowns collectively under this Note is three million dollars ($3,000,000).

3.   Terms of Drawdown Requests. The Company and Lender agree that the Company may request up to three million dollars ($3,000,000) for general working capital.

4.   Interest Rate. Interest shall accrue on the outstanding principal balance hereof, up to and including the maximum amount available under this Note, at an annual rate of six percent (6%).  Notwithstanding anything to the contrary herein, the liability of the Company for payment of interest under this Note shall not exceed the maximum amount permitted by law, and if any payment by Company includes interest in excess of such maximum amount, Lender shall apply such excess to the reduction of principal or, if none is due, such excess shall be refunded to Company. Interest shall be computed on the basis of a 360-day year.

5.   Maturity Date. All outstanding principal and accrued interest hereunder shall be due and payable on earlier of (i) the six (6) month anniversary date hereof or (ii) the initial public offering (the “IPO”) date of the Company (the “Maturity Date”).

6.   Prepayment. This Note may be prepaid, in whole or in part, at any time or times without premium or penalty. All amounts prepaid by the Company to Lender shall be available for re-advancement.

7.   Events of Default. Each of the following shall constitute an “Event of Default” hereunder:

The Company fails to make any payment of principal or interest when due under this Note;

The Company assigns this Note without Lender’s consent, or

The Company (i) applies for or consents to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admits in writing its inability to pay debts as they mature, (iii) makes a general assignment for the benefit of creditors, (iv) is adjudicated bankrupt or insolvent, (v) files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (vi) takes any action for the purpose of effecting any of the foregoing:

Any order, judgment or decree is entered by any court of competent jurisdiction (i) approving a petition seeking reorganization of the Company or all or a substantial part of the assets of the Company, or (ii) appointing a receiver, sequester, trustee or liquidator of the Company or any of its property, and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days or more.

8.   Remedies Upon Default. Upon the occurrence of any Event of Default (a) the entire unpaid principal balance hereunder plus all interest accrued thereon shall, at the option of Lender, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by the Company.

9.   Remedies Cumulative. No right or remedy conferred upon or reserved to Lender under this Note, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefore shall occur.

10. No Conversion.   The principal amount of this Note and any accrued interest may not be converted into shares of the Company’s capital stock.

11. Miscellaneous.

a. Waivers, Amendments, etc. The provisions of this Note may from time to time be amended, modified or waived, only if such amendment, modification or waiver is in a writing signed by the Company and Lender. No failure or delay on the part of Lender in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

b. Notices. All notices and other communications required or permitted to be given under or in connection with this Note shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), express courier service (signature required), or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be only upon receipt thereof):

If to the Lender:

Hillcour Investment Fund LLC

4830 W. Kennedy Blvd.

Suite 100

Tampa, FL 33609

Attn: Damien Lamendola

If to the Company:

Marpai, Inc.

5701 East Hillsborough Ave.

Tampa, FL 33610

Attn: Edmundo Gonzalez, Secretary

c.   Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.

d.   Governing Law and Venue. This Note shall be governed by the internal laws of the State of Florida without giving effect to it principles of conflicts of law. Any dispute relating to this Note shall only be brought in the Circuit Court for the thirteenth judicial circuit in Hillsborough County, Florida.

e.   Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, administrators, successors and permitted assigns. The Company may assign this Note only with Lender’s consent, which shall not be unreasonably withheld.

[ Signatures Page Follows]

IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

THE COMPANY:

MARPAI, INC.

By:	/s/ Edmundo Gonzalez
Name:	Edmundo Gonzalez
Title:	President & Secretary

Approved and Agreed:

THE LENDER:

Hillcour Investment Fund LLC

By:	/s/ Damien Lamendola
Name:	Damien Lamendola
Title:	Manager

[SIGNATURE PAGE TO DRAWDOWN PROMISSORY NOTE]

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